Related party transactions	12 Months Ended
Dec. 31, 2017
Disclosure Of Related Party [Abstract]
Related party transactions
Related party transactions
Joint venture in which the Group is a venturer
During 2017, the Group maintained its 51% investment in the equity of the joint venture, Luxfer Uttam India Private Limited. During 2017, the Gas Cylinders division made $1.9 million (2016: $1.7 million) of sales to the joint venture. At December 31, 2017, the gross amounts receivable from the joint venture amounted to $2.3 million (2016: $0.9 million) and the net amounts receivable amounted to $0.9 million (2016: $0.9 million). All sales to the joint venture are made on similar terms to arms length transactions.
During 2017, the Group also maintained its 50% investment in the equity of the joint venture, Nikkei-MEL Company Limited. During 2017, the Elektron division made $1.2 million of sales to the joint venture (2016: $0.8 million).
During 2017, the Group provided $0.9 million in debt investment (2016: received $1.0 million in repayment) to the joint venture Luxfer Holdings NA, LLC, of which it holds 49% of the equity. The debt investment is provided through a secured revolving credit facility that the Group has granted to the joint venture of which up to $10.0 million can be drawn down until March 31, 2018 at an interest rate of 8% per annum. During 2017, the Gas Cylinders division made $5.0 million (2016: $3.9 million) of sales to the joint venture. At December 31, 2017, the amounts receivable from the joint venture amounted to $0.9 million (2016: $1.0 million) of trade debt and $4.7 million (2016: $3.8 million) of debt investment. All sales to the joint venture are made on similar terms to arm's length transactions.
Associates in which the Group holds an interest
During 2015, the Group acquired 26.4% of the share capital of Sub161 Pty Limited. In 2017 the Group has made $nil sales (2016: $0.1 million) to the associate. At December 31, 2017, the amounts receivable from the associate denominated in Australian dollars was $nil (2016: $0.1 million). The debtor recognized in the 2015 was converted into a secured loan note during 2016. The secured loan note has interest accruing at 6.0%, of which $nil was outstanding at the year end (net of $0.5 million provision).
Transactions with other related parties
At December 31, 2017, the directors and key management comprising the members of the Executive Leadership Team, owned 170,297 £0.50 ordinary shares (2016: 1,062,672 £0.50 ordinary shares) and held awards over a further 316,797 £0.50 ordinary shares (2016: 476,839 £0.50 ordinary shares).
During the year ended December 31, 2017, share options held by members of the Executive Leadership Team were exercised; information relating to these exercises is disclosed in the Remuneration Report.
Stone Canyon Industries LLC represents a related party due to its association with Adam Cohn as co-CEO, and holds 570,000 ordinary shares in Luxfer Holdings PLC as at December 31, 2017 (2016: 570,000 ADSs).
FTI consulting represents a related party due to its association with Brian Kushner as Senior Managing Director, Corporate Finance. During 2017, we engaged with FTI consulting for IT services for the value of $0.1 million (2016: nil).
Cherokee Properties Inc. represents a related party due to its association with Chris Barnes, who is the president of one of our operating segments and is the president of Cherokee Properties Inc. During 2017, we engaged with Cherokee Properties Inc. for rental costs regarding our manufacturing site in Madison, IL for the value of $1.0 million (2016: $1.0 million.
The son of the retired Chief Executive Officer was employed by the Group during 2017, having joined through the normal recruitment channels.
Other than the transactions with the joint ventures and associates disclosed above and key management personnel disclosed above, no other related party transactions have been identified.